GPS FUNDS II
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Conservative Income Fund
GuidePath® Income Fund
GuidePath® Growth and Income Fund

Supplement dated October 6, 2020
to the Prospectuses (collectively, the “Prospectus”) and Statement of Additional Information (“SAI”) dated July 31, 2020

This supplement serves as notification of, and provides information regarding, certain changes.

1. Additional Portfolio Manager Added to the GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, and the GuidePath® Flexible Income Allocation Fund (the “Funds”)

Effective as of October 2, 2020, Davin Gibbins, CFA, CAIA, Senior Vice President, Investment Strategies at AssetMark, serves as a portfolio manager to the Funds.  Natalie Wolfsen, Zoë Brunson, CFA, and Selwyn Crews will continue to serve as portfolio managers to the Funds, and will share portfolio management duties with Mr. Gibbins.

Accordingly, in the Prospectus, the table under “Investment Advisor – Portfolio Managers” in each Fund’s Summary Section and the biography for Mr. Gibbins under “Management of the Funds – Investment Advisor” are hereby revised to reflect the foregoing. In addition, the fifth sentence of the second paragraph under “Management of the Funds – Investment Advisor” in the Prospectus is hereby revised to state, “Ms. Wolfsen, Ms. Brunson, Selwyn Crews, and Davin Gibbins are responsible for the day-to-day management of the GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, and the GuidePath® Flexible Income Allocation Fund.”

In the SAI, the disclosure under “The Advisor – AssetMark, Inc. (“AssetMark”) – Other Accounts Managed” is hereby revised to reflect the addition of Mr. Gibbins as a portfolio manager to the Funds.  In addition, the table in the SAI setting forth the dollar range of Fund shares beneficially owned by each portfolio manager is hereby revised to add that as of March 31, 2020, Mr. Gibbins did not own any shares in the Funds.

2. Portfolio Manager Resignation

Effective October 2, 2020, Gary Cox no longer serves as portfolio manager to the Funds, nor does  he serve as a portfolio manager to the GuidePath® Conservative Income Fund, GuidePath® Income Fund, or GuidePath® Growth and Income Fund as of such date. Mr. Cox will be transitioning to another position with AssetMark, Inc., the investment adviser to the Funds. Accordingly, all references to Mr. Cox in the Prospectus and SAI are hereby deleted.

Investors should retain this supplement for future reference